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                                                                    EXHIBIT 23.3


                          [MERCER CAPITAL LETTERHEAD]





                               November 19, 1998


                          CONSENT OF FINANCIAL ADVISOR


We hereby consent to the inclusion of our fairness opinion and references to our firm in the Proxy Statement/Prospectus included in Union Planters Corporation's Registration Statement on Form S-4.



                                                 Mercer Capital Management, Inc.


                                                 By: /s/ JEFF DAVIS
                                                     ---------------------------
                                                     Vice President